Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

Prospectus Supplement

June 14, 2013

To Prospectus Dated December 29, 2012, as supplemented April 9, 2013 and May 10, 2013

BMO Funds is making certain updates to its Prospectus. Accordingly, the Funds’ Prospectus is revised as follows, effective immediately:

Elimination of Redemption Fee for Certain BMO Funds

The 2.00% redemption fee relating to redemptions or exchanges of shares held less than 30 days after the purchase of such shares is eliminated for the following Funds: BMO Low Volatility Equity Fund, BMO Large-Cap Value Fund, BMO Dividend Income Fund, BMO Large-Cap Growth Fund, BMO Mid-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Value Fund, BMO Small-Cap Growth Fund, BMO Short Tax-Free Fund, BMO Short-Term Income Fund, BMO Short-Intermediate Bond Fund, BMO Intermediate Tax-Free Fund, BMO Government Income Fund, BMO TCH Corporate Income Fund, BMO Aggregate Bond Fund, BMO TCH Core Plus Bond Fund, and BMO Monegy High Yield Bond Fund.

Accordingly, the line item for “Redemption Fee” in the table under “Fund Summary—Fees and Expenses of the Fund” in the Prospectus for each of the above-referenced Funds is hereby changed from “2.00%” to “None.”

The sub-section entitled “How to Buy Shares—Redemption Fee” is replaced with the following:

Redemption Fee. Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, and TCH EMERGING MARKETS BOND FUND only) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?”, “Additional Conditions for Redemption—Exchange Privilege” and “Additional Conditions for Redemptions—Frequent Traders” below.

The sub-section entitled “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?” is replaced with the following:

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares (PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, and TCH EMERGING MARKETS BOND FUND only) that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain or net income distributions), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

The first paragraph under the sub-section entitled “Additional Conditions for Redemption—Exchange Privilege” is replaced with the following:

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee (PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, and TCH EMERGING MARKETS BOND FUND only). See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Tax Information

The information in the Prospectus under “Account and Share Information—Tax Information” is replaced with the following:

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of investment company taxable income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to and reported as “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. Distributions of the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds. Fund distributions from the LARGE-CAP VALUE FUND, DIVIDEND INCOME FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, and PYRFORD GLOBAL STRATEGIC RETURN FUND are expected to consist of both investment company taxable income and net capital gains. Fund distributions from the other EQUITY

FUNDS are expected to primarily consist of net capital gains and fund distributions of the INCOME FUNDS and MONEY MARKET FUNDS are expected to primarily consist of investment company taxable income.

It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of a Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities whose income is subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to federal income tax on any net capital gains distributed or deemed to be distributed by these Funds.

Certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income (excluding tax-exempt interest) net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capi-

tal gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.

Thank you for your investment in BMO Funds. If you have any questions, please contact BMO Investor Services at 1-800-236-FUND (3863).

This supplement should be retained with your Prospectus for future reference.

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